U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2015

GREATBATCH, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16137	16-1531026
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2595 Dallas Parkway, Suite 310, Frisco, Texas	75034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (716) 759-5600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 27, 2015, Greatbatch, Inc. (the “Company”) issued a press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 27, 2015, by and among the Company, Provenance Merger Sub Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company (“Merger Sub”) and Lake Region Medical Holdings, Inc., a Delaware corporation (“Lake Region”), pursuant to which the Company will acquire Lake Region (the “Merger”), on the terms and subject to the conditions set forth in the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition, on August 27, 2015, the Company made available supplemental information regarding the proposed transaction in connection with a presentation to analysts and investors. A copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Some of the statements contained in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or “variations” or the negative of these terms or other comparable terminology. These forward-looking statements include, but are not limited to, statements about the benefits of the proposed Merger, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to: the possibility that the anticipated synergies and other benefits from the proposed Merger will not be realized, or will not be realized within the anticipated time periods; the inability to obtain regulatory approvals of the Merger (including the approval of antitrust authorities necessary to complete the transaction) on the terms desired or anticipated; the timing of such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; the risk that a condition to closing the transaction may not be satisfied on a timely basis or at all; the risk that the proposed transaction fails to close for any other reason; the risks and uncertainties related to the Company’s ability to successfully integrate the operations, products and employees of the Company and Lake Region; the effect of the potential disruption of management’s attention from ongoing business operations due to the pending Merger; the effect of the announcement of the proposed Merger on the Company’s and Lake Region’s relationships with their respective customers, vendors and lenders and on their respective operating results and businesses generally; risks relating to the value of the Company shares to be issued in the transaction; access to available financing (including financing for the acquisition or refinancing of the Company’s or Lake Region’s debt) on a timely basis and on reasonable terms; and the following factors that may impact the Company’s and the combined company’s business: dependence upon a limited number of customers; customer ordering patterns; product obsolescence; inability to market current or future products; pricing pressure from customers; inability to timely and successfully implement cost reduction and plant consolidation initiatives; reliance on third party suppliers for raw materials, products and subcomponents; fluctuating operating results; inability to maintain high quality standards for products; challenges to intellectual property rights; product liability claims; product field actions or recalls; inability to successfully consummate and integrate acquisitions and to realize synergies and to operate these acquired businesses in accordance with expectations; our unsuccessful expansion into new markets; failure to develop new products including system and device products; the timing, progress and ultimate success of pending regulatory actions and approvals, inability to obtain licenses to key technology; regulatory changes, including health care reform, or consolidation in the healthcare industry; global economic factors including currency exchange rates and interest rates; the resolution of various legal actions; and other risks and uncertainties that arise from time to time and are described in the Company’s periodic filings with the Securities and Exchange Commission. The Company assumes no obligation to update forward-looking statements in this Current Report on Form 8-K whether to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial conditions or prospects, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description of Exhibit
99.1	Press Release of Greatbatch, Inc., dated August 27, 2015.

99.2	Greatbatch, Inc. Investor Presentation, dated August 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	August 27, 2015	GREATBATCH, INC.

		By:	/s/ Michael Dinkins
Michael Dinkins
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Press Release of Greatbatch, Inc., dated August 27, 2015.

99.2	Greatbatch, Inc. Investor Presentation, dated August 27, 2015.